EXECUTION COPY






         LOAN AND SECURITY AGREEMENT




         Dated as of March 14, 1997




                    Among





          AEGIS AUTO FINANCE, INC.,
                 as Borrower





              III FINANCE LTD.,
                 as a Lender



                     AND



               III GLOBAL LTD.
                 as a Lender











         LOAN AND SECURITY AGREEMENT

          This Loan and Security Agreement
("Agreement") is made as of this 14th day of March, 1997 among AEGIS AUTO FINANCE,
INC., a Delaware corporation (the
"Borrower"), III FINANCE LTD., a Cayman
Islands company ("Finance") and III GLOBAL
LTD., a Cayman Islands company ("Global", and together with Finance, the "Lenders" and each individually, a "Lender"); and for purposes of Section 8.14 hereof only, AEGIS CAPITAL MARKETS, INC., a Delaware corporation ("Aegis Capital") and AEGIS
ACCEPTANCE CORP., a Delaware corporation
("AAC" and together with Aegis Capital and the Borrower, the "Original Borrowers").


           PRELIMINARY STATEMENT:

          WHEREAS, the Original Borrowers
and Finance have previously entered into a Loan and Security Agreement dated as of November 8, 1993 (as amended or modified from time to time through the date hereof, the "Original Agreement") pursuant to which Finance agreed, on the terms and conditions set forth therein, to advance to the Original Borrowers certain loans on a revolving credit basis in order to finance the Original Borrowers' purchase of retail installment sales contracts for the purchase and financing of new and used automobiles, light trucks, vans and minivans; and

          WHEREAS, the Original Borrowers
and Finance desire to terminate the
Original Agreement as set forth in Section
8.14 hereof and replace the agreements set forth therein with this Agreement;

          NOW, THEREFORE, in consideration
of the terms and conditions contained
herein, and of any loans or extension of credit now or hereafter made to or for the benefit of the Borrower by the Lenders hereunder, the parties hereto agree as follows:




                  ARTICLE I

                 DEFINITIONS

          Section 1.1  General Terms.
When used herein, the following terms
shall have the following meanings:


          "AAC" shall have the meaning set
     forth in the preamble hereto.

          "Account Agreement" shall
     mean an agreement executed by a
     Servicer and the Borrower
     substantially in the form of
     Exhibit I attached hereto.

          "Aegis Capital" shall have the
     meaning set forth in the preamble
     hereto.

          "Affiliate" shall mean, as to
     any Person, any other Person that,
     directly or indirectly, controls, is
     controlled by or is under common
     control with such Person or is a
     director or officer of such Person.

          "Aging Receivable Report" shall
     mean a monthly report delivered
     pursuant to Section 5.1(c) in the
     form attached hereto as Exhibit A.

          "Applicable Advance Rate" shall
     mean:

               (i)  with respect to
     (x) any Nonconforming Receivable
     (other than a Nonconforming
     Insured Receivable) and (y) any
     Eligible Receivable which is not
     covered by an RDI Policy at the
     applicable time of determination
     (i.e., because it has been
     outstanding for less than 14
     days), a percentage equal to (a)
     92% from the date of creation
     thereof to the last Business Day
     in any calendar month occurring
     no less than five nor more than
     six months after such date of
     creation; (b) during each
     succeeding calendar month, an
     amount equal to the "Applicable
     Advance Rate" during the
     immediately preceding calendar
     month minus one percent (1%);

               (ii) with respect to
     any Nonconforming Insured
     Receivable or Eligible
     Receivable which is a Delinquent
     Receivable, a percentage equal
     to ninety percent (90%);

               (iii) with respect to
     any Nonconforming Insured
     Receivable and any Eligible
     Receivable not described in
     clauses (i) or (ii) above, 100%;


     provided, however, that if at any
     time the insurer with which the
     Borrower maintains the applicable RDI
     Policy or VSI Policy referred to in
     Section 5.8 of this Agreement is
     rated by A.M. Best Company ("Best")
     at a level lower than "A", then the
     Applicable Advance Rate with respect
     to any Nonconforming Insured
     Receivables or Eligible Receivables
     described in clause (ii) above shall
     be seventy percent (70%) and the
     Applicable Advance Rate with respect
     to any Nonconforming Insured
     Receivables or Eligible Receivables
     described in clause (iii) above shall
     be eighty percent (80%).

          "Automobile" shall mean the new
     or used automobile, light truck, van
     or minivan that is purchased by a Car
     Buyer to which a particular
     Receivable relates.

          "Best" shall have the meaning
     given such term in the definition of
     "Applicable Advance Rate."

          "Borrowing Base" shall mean, at
     any time, the sum of:

          (A) the Applicable Advance
     Rate times the then aggregate
     Outstanding Balance of the
     Eligible Receivables (excluding
     Delinquent Receivables); plus

          (B) the lesser of (i) the
     Applicable Advance Rates times
     the then aggregate Outstanding
     Balance of Delinquent
     Receivables (excluding
     Nonconforming Receivables) and
     (ii) $1,000,000; plus

          (C) with respect to
     Nonconforming Receivables which
     are Nonconforming Insured
     Receivables, the lesser of (i)
     the Applicable Advance Rate
     times the then aggregate
     Outstanding Balance of such
     Nonconforming Insured
     Receivables and (ii) one percent
     (1.0%) of the Loans outstanding
     at such time; plus

          (D) with respect to
     Nonconforming Receivables which
     are not Nonconforming Insured
     Receivables, the lesser of (i)
     the Applicable Advance Rate
     times the then aggregate
     Outstanding Balance of such
     Nonconforming Receivables and
     (ii) one-fifth of one percent
     (0.2%) of the Loans outstanding
     at such time.

          "Business Day" shall mean any
     day other than a Saturday, Sunday,
     legal holiday or other day under the
     laws of Bermuda, the United States,
     or the State of New York, on which
     commercial banking institutions are
     permitted by law or executive order
     to be closed.

          "Car Buyer" shall mean the
     obligor under a Receivable.

          "Certificates" shall mean any
     pass-through certificates or similar
     instruments evidencing a fractional
     undivided interest in Receivables
     originated by the Borrower and/or any
     of its Affiliates.

          "Change in Control" shall mean
     any of the following:  (i) the Parent
     ceases to be the owner, directly or
     indirectly, of 100% of the equity
     interest in, and capital stock of the
     Borrower; or (ii) any of Joseph
     Battiato, Angelo Appierto or Gary
     Peiffer shall cease to hold their
     current positions or cease to be
     otherwise actively involved in the
     management of the Borrower, provided
     however, that should any one of the
     foregoing individuals (and only one)
     cease to hold his current office or
     cease to be actively involved in
     management of the Borrower and the
     Parent as a result of death,
     disability or discharge for cause,
     then no "Change of Control" shall be
     deemed to have occurred under this
     definition unless and until another
     of the foregoing individuals ceases
     to hold his current office or ceases
     to be actively involved in management
     as described above.

          "Closing Date" shall mean March
     14, 1997, or such other date as all
     of the conditions precedent set forth
     in Article III hereof shall have been
     satisfied.

          "Collateral"  shall have the
     meaning ascribed to such term in
     Section 6.1.

          "Contract" shall mean, with
     respect to each Receivable, the note,
     retail sales installment contract or
     other evidence of the Car Buyer's
     obligation to repay the Receivable,
     executed by such Car Buyer in
     connection with the purchase of an
     Automobile.

          "Dealer" shall mean an
     automobile dealer that enters into a
     Dealer Agreement with the Borrower.

          "Dealer Agreement" shall mean an
     agreement between a Dealer and the
     Borrower, in form and substance
     substantially similar to one of the
     agreements attached as Exhibit B
     hereto, whereby the Borrower acquires
     Contracts for its benefit.

          "Default"  shall mean any event
     which, with the passage of time or
     the giving of notice, or both, would
     constitute an Event of Default.

          "Defaulted Receivable"
     shall mean any Receivable with
     respect to which: (i) any
     principal or interest payments
     are past due for one hundred and
     eighty (180) days or more or
     (ii) the relevant Car Buyer has
     filed for bankruptcy or (iii)
     the Borrower or the Servicer has
     taken, or caused to be taken,
     enforcement or similar action to
     repossess the relevant vehicle.

          "Delinquent Receivable" shall
     mean any Receivable, principal or
     interest payments on which are more
     than ninety (90) days and less than
     one hundred eighty (180) days
     delinquent, but which (i) otherwise
     meets the criteria for an Eligible
     Receivable or (ii) is a Nonconforming
     Insured Receivable.

          "Depository Account" shall mean
     that certain concentration account
     into which a Servicer shall, pursuant
     to an Account Agreement or Servicing
     Agreement, deposit collections from
     Receivables as more fully described
     in Section 6.7 hereof.


          "Eligible Receivable" shall mean
     a Receivable:

               (a)  which is not a
Defaulted Receivable;

               (b)  which, together with
          its related Contract, was
          created in compliance with all
          applicable federal and state
          laws and regulations, including
          consumer credit laws and
          regulations;

               (c)  which has been created
          or acquired by the Borrower in
          the ordinary course of the
          Borrower's business and in
          accordance with its Underwriting
          Criteria;

               (d)  which is legally and
          beneficially owned by the
          Borrower free and clear of any
          Lien except for the Lien in
          favor of the Lenders created
          pursuant to this Agreement;

               (e)  with respect to which
          the Borrower is the lienholder
          of record on the Title or shall
          have filed with appropriate
          state authorities all necessary
          applications to be lienholder of
          record on the Title;

               (f)  which, together with
          the Contract related thereto, is
          the legal, valid and binding
          obligation of the maker thereof,
          enforceable in accordance with
          its terms, except as
          enforceability may be limited by
          bankruptcy, insolvency,
          reorganization or other similar
          laws affecting creditors rights
          in general and by general
          principles of equity;

               (g)  with respect to which
          the Lenders have a perfected,
          first-priority security interest
          free and clear of all other
          liens, security interests and
          encumbrances except for a junior
          lien thereon to secure the
          Subordinated Debentures;

               (h)  which is denominated
          and payable only in U.S.
          dollars;

               (i)  the Car Buyer or other
          obligor with respect to which is
          (i) located in one of the 48
          contiguous states in the United
          States, (ii) not an Affiliate of
          the Borrower and (iii) not a
          governmental entity;

               (j)  which is secured by a
          first priority perfected
          security interest in a passenger
          car, pick-up truck, sport
          utility vehicle, minivan or van
          rated at less than one ton;

               (k)  which, together with
          its Contract, constitutes
          "chattel paper" under the
          Uniform Commercial Code as in
          effect in the relevant state and
          the sole original of which is
          held by the Servicer together
          with the original Title;

               (l)  the Servicer's File
          with respect to which contains
          proof of a policy of physical
          damage insurance for the related
          Automobile on standard forms,
          naming or assigned to the
          Borrower as the lien holder or
          as a named insured, insuring
          repair or replacement of such
          Automobile subject to a
          deductible not in excess of $500
          or a legally enforceable binder
          to furnish such a policy of
          physical damage insurance within
          three days of origination of
          such Receivable;

               (m)  the origination and
          collection practices used by the
          Servicer with respect to which
          have been, and are, in all
          respects legal, proper, prudent
          and customary in the automobile
          loan servicing business;

               (n)  which is not (nor is
          its related Contract) subject to
          any set off, counterclaim or
          defense, including the defense
          of usury, nor will the operation
          of any of the terms of any
          Contract, or the exercise of any
          right thereunder, render such
          Receivable or Contract
          unenforceable, in whole or in
          part, or subject to any right of
          rescission, set-off,
          counterclaim or defense,
          including the defense of usury
          and no such right of rescission,
          set-off, counterclaim or defense
          has been asserted with respect
          thereto;

               (o)  the Car Buyer with
          respect to which had legal
          capacity at the time to incur
          the Receivable and to execute
          and deliver the Contract, and
          the Contract has been duly and
          properly executed by such party;

               (p)  the Contract with
          respect to which contains
          customary and enforceable
          provisions so as to render the
          rights and remedies of the
          holder thereof adequate for the
          realization against the property
          subject to the Contract of the
          benefits of the security
          provided thereby, including all
          the rights of a secured party
          under the Uniform Commercial
          Code as in effect in the state
          in which the Car Buyer resides
          or the Contract was executed;

               (q)  which matures within
          not less than twelve (12) months
          nor more than sixty (60) months
          from the time of origination, is
          payable in monthly installments
          of principal and interest, with
          interest payable in arrears, has
          a coupon of not less than 7 1/2%
          and not more than 29% and
          requires a monthly payment which
          is sufficient to amortize the
          original principal balance over
          the original term, and the
          Contract with respect to which
          does not provide for any
          extension of the original term
          other than on terms which are
          (but for final maturity)
          consistent with the foregoing;

               (r)  the Automobile with
          respect to which was at the time
          of purchase, and to the best of
          the Borrower's knowledge,
          continues to be, free of
          material damage and is in good
          repair;

               (s)  the original
          Outstanding Balance of which was
          (i) with respect to Receivables
          for which the Car User's finance
          application was received by the
          Borrower prior to January 15,
          1997, not more than 120%, and
          with respect to Receivables for
          which the Car User's finance
          application was received by the
          Borrower on or after January 15,
          1997, not more than 100%, of (A)
          in the case of new Automobiles,
          the manufacturer's suggested
          retail price or (B) in the case
          of used Automobiles, the retail
          value of the Automobile at the
          time of origination of the
          Receivable as set forth in the
          Kelley "Blue Book" for the
          appropriate region plus (ii) the
          amount of taxes, title and other
          fees and premiums for approved
          service contracts related to
          such Receivables;

               (t)  the principal balance
          of which does not include
          capitalized interest, physical
          damage insurance and/or late
          charges;

               (u)  which is being
          serviced by the Servicer
          pursuant to the Servicing
          Agreement;

               (v)  which, unless
          otherwise identified to the
          Lenders as a Nonconforming
          Insured Receivable or a
          Nonconforming Receivable,
          satisfies the conditions for
          coverage under an RDI Policy and
          which, except for any
          Nonconforming Receivable not
          constituting a Nonconforming
          Insured Receivable, is insured
          under such policy, provided
          however, that any Receivables
          which have been outstanding for
          less than 14 days since their
          origination and for which the
          Borrower is in the process of
          obtaining insurance under an RDI
          Policy shall be deemed to be
          Eligible Receivables under this
          subclause (v);

               (w)  which satisfies the
          conditions for coverage under
          the VSI Policy and is insured
          under such policy; and

               (x)  which otherwise
          complies with the Borrower's
          representations and warranties
          as set forth in Section 6.4
          hereof.

          "ERISA" shall mean the Employee
     Retirement Income Security Act of
     1974, as amended from time to time,
     together with any regulations
     promulgated and rulings issued
     thereunder from time to time.

          "Event of Default" shall mean
     any one or more of the events
     specified in Section 7.1.

          "Finance" shall have the meaning
     set forth in the preamble hereto.

          "Financing Agreements"  shall
     mean all agreements, instruments and
     documents, including, without
     limitation, this Agreement, the
     Dealer Agreement, the Servicing
     Agreement, the Guaranty, the Pledge
     Agreements, the Security Agreement,
     the Contracts, the Titles, the Notes
     and all other assignments, security
     agreements, loan agreements, notes,
     guarantees, certificates of title,
     subordination agreements, pledges,
     powers of attorney, consents,
     assignments, contracts, notices,
     leases, financing statements,
     instruments, documents and all other
     written matter whether heretofore,
     now or hereafter executed by or on
     behalf of the Borrower or a Dealer in
     connection with the transactions
     contemplated by this Agreement.

          "Global" shall have the meaning
     set forth in the preamble hereto.

          "Governmental Authority" shall
     mean any nation or government, any
     federal, state, local or other
     political subdivision thereof and any
     entity exercising executive,
     legislative, judicial, regulatory or
     administrative functions of or
     pertaining to government.

          "Guaranty" shall mean that
     certain Guaranty dated as of even
     date herewith, executed by the Parent
     pursuant to which the Parent
     guaranties all of the Obligations of
     the Borrower to the Lenders.

          "Indebtedness" of any Person
     shall mean (i) indebtedness of such
     Person for borrowed money, (ii)
     obligations of such Person evidenced
     by bonds, debentures, notes or other
     similar instruments, (iii)
     obligations of such Person to pay the
     deferred purchase price of property
     or services (excluding trade payables
     payable within 30 days of delivery of
     goods or services), (iv) obligations
     of such Person as lessee under leases
     which shall have been or should be,
     in accordance with generally accepted
     accounting principles, recorded as a
     capital lease, (v) obligations
     secured by any Lien upon property or
     assets owned by such Person, even
     though such Person has not assumed or
     become liable for the payment of such
     obligations, and (vi) obligations of
     such Person under direct or indirect
     guaranties in respect of, and
     obligations (contingent or otherwise)
     to purchase or otherwise acquire, or
     otherwise to assure a creditor
     against loss in respect of,
     indebtedness or obligations of others
     of the kinds referred to in clause
     (i) through (v) above.

          "IRC" shall mean the Internal
     Revenue Code of 1986, as amended.

          "Lease Warehouse Facility"
     shall mean the outstanding credit
     facility made by Finance to AAC and
     Aegis Consumer Finance, Inc., a
     Delaware corporation, pursuant to the
     Loan and Security Agreement, dated
     February 28, 1994, as amended from
     time to time.

          "LIBOR" shall mean an interest
     rate per annum equal to the rate of
     interest per annum at which deposits
     in U.S. dollars are offered for a
     period of thirty (30) days or less,
     as applicable, and which appears as
     of 11:00 a.m., London time on the
     date of determination (i) on the
     Telerate page 3750 or (ii) if such
     page on such service ceases to
     display such information, such other
     page as may replace it on that
     service for the purpose of display of
     such information; or (iii) if such
     rate does not appear on the Telerate,
     then the rate quoted on Reuters
     Screen page "LIBO", or (iv) if such
     page on such service ceases to
     display such information, such other
     page as may replace it on that
     service for the purpose of displaying
     such information, or (v) if that
     service ceases to display such
     information, the determination shall
     be made on the basis of the rates
     which are available.

          "Lien" shall mean any security
     interest, charge, pledge, option or
     lien or other encumbrance of any
     nature, whether arising under
     contract or by operation of law.

          "Loan Request Amount" shall have
     the meaning set forth in Section
     2.2(b) hereof.

          "Loans" shall have the meaning
     set forth in Section 2.1 hereof.

          "Lock-box Account" shall have
     the meaning ascribed to such term in
     the Servicing Agreement.



     "Master Amendment"  shall have
     the meaning set forth in Section 8.14
     hereof.



          "Master Certificate Purchase
     Agreement" shall mean that certain
     Master Certificate Purchase
     Agreement, dated as of March 14, 1997
     from the SPC and the Parent to
     Finance and Global.

          "Master Trust Agreement" shall
     mean that certain Master Trust
     Agreement, dated as of March 1, 1997
     between the SPC and Norwest Bank
     Minnesota, National Association, as
     the Trustee.

          "Maximum Loan Amount" shall
     mean the lesser of (i)
     $50,000,000 and (ii) the maximum
     dollar amount of the Loans which
     the Lenders could be requested
     to make under Section 2.1.

          "Maximum Rate" shall have the
     meaning given to such term in Section
     2.4(c) hereof.

          "Nonconforming Insured
     Receivable" shall mean a
     Nonconforming Receivable with respect
     to which the applicable Risk Default
     Insurer has waived in writing such
     Receivable's non-compliance with the
     Underwriting Criteria and has agreed
     to cover such Receivable under its
     RDI Policy.

          "Nonconforming Receivables"
     shall mean any Receivables which
     are generated outside of the
     Underwriting Criteria but which
     otherwise meet the criteria for
     Eligible Receivables.

          "Notes" shall mean the
     promissory notes of the Borrower in
     favor of the Lenders, one in favor of
     Finance, the other in favor of
     Global, each of which is
     substantially in the form of Exhibit
     C.

          "Obligations" shall mean all of
     the payment and performance
     obligations and liabilities of the
     Borrower to the Lenders under this
     Agreement, the Original Agreement and
     the other Financing Agreements.

          "Original Agreement" shall have
     the meaning set forth in the first
     preliminary statement hereof.

          "Original Borrowers" shall have
     the meaning set forth in the first
     preliminary statement hereof.

          "Outstanding Balance" shall
     mean, with respect to any Receivable
     or Receivables at any time, the
     outstanding principal amount of such
     Receivable or Receivables at such
     time, exclusive of any amounts
     representing capitalized interest,
     physical damage insurance or late
     charges.

          "Parent" shall mean The Aegis
     Consumer Funding Group, Inc., a
     Delaware corporation.

          "Parent Pledge Agreement" shall
     mean the Pledge Agreement, dated as
     of March 14, 1997, among the Parent
     and the Lenders.

          "Payment Date" shall mean the
     twentieth calendar day of each month,
     provided, however, that, if any such
     day is not a Business Day, then
     Payment Date shall mean the
     immediately succeeding Business Day.

          "Payment Period" shall mean,
     with respect to any Payment Date, the
     calendar month immediately preceding
     such Payment Date.

          "Permitted Existing
     Indebtedness" shall mean the
     Indebtedness described on
     Schedule 5.4 hereto.

          "Permitted Existing Liens"
     shall mean the Liens described
     on Schedule 5.4 hereto.

          "Person" shall mean any
     individual, sole proprietorship,
     partnership, joint venture, trust,
     unincorporated organization,
     association, corporation,
     institution, entity, party or
     government (whether national,
     federal, state, provincial, county,
     city, municipal or otherwise,
     including without limitation, any
     instrumentality, division, agency,
     body or department thereof).

          "Pledge Agreements" shall mean
     each of (i) the Parent Pledge
     Agreement (ii) the Pledge Agreement,
     dated as of March 14, 1997, among
     Aegis Consumer Finance, Inc. and the
     Lenders, (iii) the Pledge Agreement,
     dated as of March 14, 1997, among
     Aegis Capital and the Lenders and
     (iv) the Pledge Agreement, dated as
     of March 14, 1997, between the
     Borrower and III Finance.

          "Proportionate Share" shall mean
     (i) with respect to Finance, seventy
     percent (70%) and (ii) with respect
     to Global, thirty percent (30%).

          "RDI Policy" shall mean one of
     the risk default policies maintained
     with a Risk Default Insurer with
     respect to the Receivables, copies of
     which policies are attached hereto as
     Exhibit D.

          "Receivables" shall mean all
     indebtedness of a Car Buyer evidenced
     by a Contract, whether such Contract
     is originated by the Borrower or
     purchased from a Dealer by the
     Borrower pursuant to a Dealer
     Agreement or Agreements, which
     indebtedness is or has been reflected
     in a Receivables Schedule furnished
     to the Lenders by the Borrower or a
     Servicer pursuant to Section 2.2(b)
     or which has otherwise been included
     in the calculation of the Borrowing
     Base at any time.  It is expressly
     understood and agreed that the term
     "Receivable" (x) does not include any
     such indebtedness which has never
     been listed in a Receivables Schedule
     or otherwise included in the
     calculation of the Borrowing Base at
     any time and (y) includes all
     Receivables so listed in any
     Receivables Schedule or included in
     the calculation of the Borrowing Base
     at any time notwithstanding that such
     Receivable has become a Defaulted
     Receivable or Delinquent Receivable
     or has (for any reason other than an
     affirmative release by each of the
     Lenders of its respective security
     interest therein in connection with a
     disposition of such Receivable)
     ceased to be an Eligible Receivable.

          "Receivables Sale
     Documents" shall mean each of
     (i) that certain Purchase
     Agreement between the Borrower
     and the SPC, dated as of March
     14, 1997, pursuant to which the
     Borrower sells Receivables to
     the SPC, (ii) the Master Trust
     Agreement, (iii) any Pooling and
     Servicing Agreement entered into
     in connection with the Master
     Trust Agreement, (iv) the Master
     Certificate Purchase Agreement,
     (v) the Certificates and (vi)
     any agreements, documents or
     instruments relating to the
     foregoing.

          "Receivables Sale Program"
     shall mean that certain program
     contemplated under the
     Receivables Sale Documents for
     the sales, from time to time, by
     the Borrower, of Receivables and
     related intangible assets to the
     SPC on the terms and conditions
     set forth in the Receivables
     Sale Documents and (ii) the
     sale, assignment or transfer by
     the SPC to a special-purpose
     trust or trusts in connection
     with the issuance of pass-
     through trust certificates, the
     net cash proceeds of which are
     sufficient for the Borrower to
     repay the Loans by an amount at
     least equal to the reduction in
     the Borrowing Base resulting
     from such sale transaction or
     series of transactions.

          "Receivables Schedule" shall
     mean the schedule of new Receivables
     furnished to the Lenders pursuant to
     Section 2.2(b).

          "Registry" shall have the
     meaning set forth in Section 8.8.

          "Risk Default Insurer" shall
     mean Connecticut Indemnity Insurance
     Co., and/or Empire Fire & Marine
     Insurance Co., a division of Zurich
     Insurance Company, or such other
     insurer reasonably acceptable to the
     Lender and rated at least "A" by
     Best.

          "Secured Obligations" shall
     mean, collectively, all of the
     Obligations and all indebtedness
     and other obligations under any
     loan agreement or credit
     agreement entered into by the
     Borrower or any of its
     Affiliates with the Lenders from
     time to time.

          "Security Agreement" shall mean
     that certain Security Agreement,
     dated as of March 14, 1997, from AAC
     and Aegis Consumer Finance, Inc. to
     the Lenders.

          "Servicer" shall mean, (i)
     System and Services Technology, Inc.,
     a wholly owned subsidiary of the
     Parent or (ii) such other Person
     acceptable to the Lenders who,
     pursuant to a Servicing Agreement,
     has agreed to perform various
     services on behalf of the Borrower
     with respect to that particular
     Receivable; provided, that, so long
     as any of the Receivables continue to
     be serviced by American Lenders
     Facilities, Inc., a California
     corporation ("ALFI"), then the term
     Servicer, when used with respect to
     such Receivables or when the context
     also requires, shall mean and include
     ALFI as well as the other Servicers
     described above.

          "Servicer's Confirmation" shall
     have the meaning ascribed to such
     term in Section 2.2(c).

          "Servicer's File" shall mean,
     with respect to each Receivable, the
     original Contract, Title, all
     original instruments modifying the
     terms and conditions of such
     Receivable, the original endorsements
     or assignments of such Contract,
     factory invoices and work orders
     describing the Automobile, the bill
     of sale and guaranty of title,
     insurance policies, tax receipts,
     property and casualty insurance
     policies or binders naming the
     Servicer as loss payee or additional
     named insured, as is appropriate,
     insurance premium receipts, ledger
     sheets, payment records, insurance
     claim files and correspondence, all
     documentation in connection with any
     modification, release, accommodation,
     co-signing or guaranty of the
     Receivable and any other
     documentation executed or otherwise
     obtained in connection with any
     Receivable which the Servicer is
     required to hold under the terms of
     the Servicing Agreement.

          "Servicing Agreement" shall mean
     either (i) that certain Servicing
     Agreement dated as of
     January 3,
      1997
     by and between the Borrower, certain
     of its Affiliates, and System and
     Services Technology, Inc., or (ii)
     any other agreement, in form and
     substance satisfactory to the
     Lenders, between the Borrower and a
     Servicer pursuant to which a Servicer
     agrees to perform various services on
     behalf of the Borrower with respect
     to that Receivable.

          "SPC" shall mean Aegis Auto
     Funding Corp. IV, a Delaware
     corporation.

          "Subordinated Debentures"
     shall mean the Borrower's
     $21,333,333 12% Exchangeable
     Subordinated Debentures
     guaranteed by the Parent.

          "Termination Date" shall mean
     the earlier of (i) March 13, 1999 and
     (ii) the date on which either Lender
     terminates this Agreement pursuant to
     Section 7.1(A).

          "Title" shall mean, with respect
     to each Receivable, the original
     certificate or other instrument or
     registration evidencing ownership of
     the related Automobile, which
     certificate, other instrument or
     registration shall have the lien of
     the Borrower noted thereon and, if
     applicable, a UCC financing statement
     signed by the Car Buyer and filed in
     the appropriate jurisdiction
     evidencing the perfection of the lien
     granted by the Car Buyer to the
     Borrower as secured party.

          "Underwriting Criteria" shall
     mean the underwriting criteria in
     place for the purchase and
     origination of the Contracts and the
     Receivables customarily adhered to by
     the Borrower as more particularly
     described on Exhibit E attached
     hereto, or such other standards or
     criteria subsequently developed by
     the Borrower and approved of in
     writing by each of the Lenders and
     the Risk Default Insurers under the
     RDI Policies.

          "VSI Policy" shall mean the
     vendors' single interest physical
     damage insurance policy maintained
     with respect to the Receivables, a
     copy of which is attached as Exhibit
     F.

          Section 1.2  Terms Defined in
Uniform Commercial Code. All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided by the Uniform Commercial Code as in effect from time to time in the State of New York (the
"Code") to the extent the same are used or defined therein.

          Section 1.3  Accounting Terms.
All accounting terms not specifically
defined herein shall be construed in
accordance with generally accepted
accounting principles, consistently
applied.

          Section 1.4  Other Terms.  Any
references herein to exhibits, sections, articles or schedules, unless otherwise specified, are references to exhibits, sections, articles or schedules of this Agreement. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement. Wherever appropriate in context, terms used herein in the singular also include the plural, and vice-versa, and each masculine, feminine or neuter pronoun shall also include the other gender. Unless otherwise specified, in the computation of any time period, the word "from" means "from and including" and the words "to" or "until" mean "until but not including."

          Section 1.5 Preliminary
Statement. The Preliminary Statement is incorporated herein by this reference thereto.


                 ARTICLE II

             LOANS AND INTEREST

          Section 2.1  Loans.  Subject to
the terms and conditions contained in this Agreement, each of the Lenders severally agrees that it will, from time to time on or after the Closing Date and continuing until the Termination Date, extend loans
(all such loans from each of the Lenders hereinafter referred to as the "Loans") to the Borrower in an amount equal to each such Lender's Proportionate Share;
provided however, that (A) the aggregate outstanding principal amount of the Loans shall not exceed the lesser of (i) the Maximum Loan Amount or (ii) the Borrowing
Base, and (B) if either Lender ceases
trading activities, dissolves or commences distribution of a material portion of its assets, then such Lender may, upon ninety
(90) days advance notice, stop extending
Loans to the Borrower and may demand
payment on all Loans then outstanding to such Lender. All Loans shall be made ratably by the Lenders in accordance with their Proportionate Shares. The Borrower shall set forth in the Aging Receivable
Report, delivered monthly pursuant to
Section 5.1(c), the amount of Receivables which constitute Eligible Receivables, with separate indications for which such Receivables constitute Delinquent
Receivables, Nonconforming Receivables and
Nonconforming Insured Receivables.  The
aggregate principal amount of the Loans
shall be evidenced by the Notes and shall be payable in accordance with Section 2.5.
Notwithstanding the foregoing, the
Borrower shall not request, and no Lender shall have any obligation to make, any Loans under this Agreement if, as a result thereof, the aggregate outstanding principal amount of all Loans, loans under the Lease Warehouse Facility, Certificates and any other loans, advances and other extensions of credit made or held by either Lender to the Borrower and/or its Affiliates) would exceed 25% of such Lender's "net assets" as such term is defined in such Lender's Articles of Association, it being understood that, with respect to Global, its investment in Finance will not be included in "net assets" for purposes of the foregoing sentence.

          Section 2.2  Making the Loans.
(a)  No Loan shall be in an aggregate
amount of less than $100,000, nor shall it be in an amount greater than the amount set forth on the Receivables Schedule submitted by the Borrower in accordance with Section 2.2(b).

          (b)  On or before the date of
the initial borrowing hereunder, the
Borrower shall deliver to each of the
Lenders a schedule of all Receivables
included in the Collateral, setting forth the total principal balance of each such Receivable, the interest rate with respect thereto, the monthly payment thereon, the maturity date thereof and an indication of the aggregate dollar amount of Receivables scheduled thereon constituting Eligible
Receivables and separately indicating the dollar amount of such Receivables constituting Delinquent Receivables,
Nonconforming Receivables (other than
Nonconforming Insured Receivables) and
Nonconforming Insured Receivables (a
"Receivables Schedule").  Such Receivables
Schedule may, but is not required to, also contain a written request for new Loans to be advanced hereunder. Thereafter,
Borrower shall deliver a Receivables
Schedule to each Lender of all new
Receivables created since the date of the last Receivables Schedule submitted to the Lenders (i) on the date of each proposed
Loan hereunder and (ii) in any event no
less frequently than once each week. Upon the Lenders' receipt of a Receivables
Schedule pursuant to clause (i) above,
Borrower shall be deemed to have (i)
requested a Loan from the Lenders in an
amount (the "Loan Request Amount") equal to the least of (A) the Applicable Advance
Rate of all Receivables or new Receivables described on such Receivables Schedule since the previous schedule so delivered multiplied by the Outstanding Balance of such Receivables, (B) the amount by which the Borrowing Base exceeds the aggregate outstanding principal amount of all Loans outstanding hereunder or (C) such lesser amount which Borrower notes on the applicable Receivables Schedule. By delivery of any Receivables Schedule as described in the immediately preceding sentence, Borrower shall be deemed to have represented and warranted to the Lenders that on and as of such date, (x) all of the conditions precedent set forth in
Section 3.2 have been met and (y) the
Borrower shall have sent to the Servicer all documents necessary for the Servicer's execution of the Servicer's Confirmation
(as described below).

          (c) Upon receipt by each Lender
of a Receivables Schedule (which may be
transmitted by telecopy or telex), each
Lender shall, subject to the terms and
conditions contained in this Agreement,
make its Proportionate Share of a Loan in the amount of eighty percent (80%) of the Loan Request Amount by wire transfer to such account as the Borrower may designate to the Lenders from time to time in writing. Within three (3) Business Days of such Loan, the Servicer will transmit a copy of the Servicer's confirmation (each in the form of Exhibit G hereto, the "Servicer's Confirmation") (which may be transmitted by telecopy or telex) confirming that the Servicer has in its possession all documents necessary to complete the Servicer's File with respect to each Receivable itemized on the Receivables Schedule submitted with the relevant Servicer's Confirmation, and subject to the terms and conditions contained in this Agreement, each Lender shall make its Proportionate Share of a Loan in the amount of the remaining twenty percent (20%) of the Loan Request Amount by wire transfer to such account as the Borrower may designate to the Lenders from time to time in writing. Notwithstanding the foregoing, to the extent a Servicer's
Confirmation accompanies or precedes
delivery of a Receivables Schedule, each Lender shall, subject to the terms and conditions contained in this Agreement, make its Proportionate Share of a Loan in the amount of one-hundred percent (100%) of the Loan Request Amount by wire transfer to such account as the Borrower may designate to the Lenders from time to time in writing. Funding of any Loan requested as a result of delivery of a Receivables Schedule or Servicer's
Confirmation shall (subject to the other terms and conditions contained herein) occur on the date the Lenders have received such Receivables Schedule or
Servicer's Confirmation, as applicable, if received no later than 1:00 p.m. (Eastern time) on any Business Day. If such Receivables Schedule or Servicer's
Confirmation, as applicable, is received on or after 1:00 p.m. (Eastern time) on any Business Day, funding shall (subject to the other terms and conditions contained herein) occur on the next succeeding Business Day.

          Section 2.3  Notes.  On the
Closing Date, the Borrower shall execute and deliver to the Lenders the Notes to evidence the aggregate amount of all Loans outstanding from time to time. The Notes shall be dated the Closing Date and shall mature on the Termination Date. Each
Lender is hereby authorized to endorse the amount of its Loan, each repayment or prepayment of principal thereof on the schedule attached to and constituting a part of its respective Note, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, that failure by a Lender to make such endorsement shall not affect the obligations of the Borrower to such Lender hereunder or under the relevant Note. In lieu of endorsing such schedule, each Lender is hereby authorized, at its option, to record such Loans, repayments or prepayments in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

          Section 2.4  Interest.  (a) The
Borrower hereby promises to pay to the
Lenders interest, quarterly in arrears on the first Payment Date following each calendar quarter and on the date of any principal prepayment hereunder pursuant to
Sections 2.5 and 7.1, on the unpaid
principal amount of each Loan for the
period commencing on the date such Loan
was made until, but not including, the
date such Loan shall be paid in full.
Except as otherwise provided in Section
2.4(b) below, all Loans shall bear
interest at a rate per annum equal to
LIBOR on the date such Loan was funded for any Loan which has been outstanding less than one calendar month, and LIBOR on the first day of each calendar month for each such Loan thereafter, plus three percent
(3.0%).  Each interest payment shall be
computed on the basis of a 360-day year
for the actual number of days elapsed.

          (b) After the occurrence and
during the continuance of an Event of
Default, the Loans shall bear interest at a rate equal to the rate set forth in
Section 2.4(a) plus two percent (2.00%).

          (c)  Notwithstanding the
foregoing, nothing in this Agreement shall require the Borrower to pay interest at a rate exceeding the maximum rate (the
"Maximum Rate") permitted by applicable
law.  If the interest rate provided for
hereunder on any date would exceed the
Maximum Rate, then the interest rate for the period during which such interest accrued shall be automatically reduced to the Maximum Rate and the interest rate for any subsequent period, to the extent less than the Maximum Rate, shall be increased to equal the Maximum Rate until such time as the interest paid hereunder equals the amount which would have been paid if the interest otherwise payable hereunder had at all times been permitted under applicable law.

          Section 2.5  Repayments;
Prepayments.  (a) The Loans shall be
payable as follows:

          (i)  Mandatory partial
     prepayments of principal shall be
     made on each Payment Date, in an
     amount equal to the excess, if any,
     of (A) the principal amount of all
     Loans outstanding over (B) the
     Borrowing Base as calculated as of
     the prior month end.  All mandatory
     prepayments of principal shall be
     accompanied by payment of accrued and
     unpaid interest on the principal so
     prepaid as provided in Section 2.4.

          (ii)  Whenever the aggregate
     principal amount of Loans outstanding
     exceeds the sum of (A) the Borrowing
     Base, as calculated pursuant to
     Section 2.1 hereof and (B) all
     amounts then held in the Depository
     Account less the sum of any accrued
     and unpaid interest on the Loans and
     any accrued and unpaid servicing fee
     due the Servicer (pursuant to the
     terms of the Servicing Agreement), a
     mandatory prepayment of principal
     shall be made in the amount of such
     excess.  Such prepayments shall be
     applied to the Obligations as set
     forth in Section 2.5(c) and shall be
     accompanied by a payment of all
     interest accrued and unpaid on all
     Loans through the date of such
     mandatory prepayment and allocable to
     the amount so prepaid.

          (iii)  Whenever any Receivables
     are sold to the SPC pursuant to the
     Receivables Sale Program, a mandatory
     prepayment of principal shall be made
     in an amount equal to the aggregate
     outstanding principal balance of all
     Loans advanced against or in respect
     of the Receivables so sold.  Such
     prepayments shall be applied to the
     Obligations as set forth in Section
     2.5(c) and shall be accompanied by a
     payment of all interest accrued and
     unpaid on all Loans through the date
     of such mandatory prepayment and
     allocable to the amount so prepaid.

          (iv) The entire remaining
     outstanding principal balance of the
     Loans, together with any accrued and
     unpaid interest and any other
     Obligations hereunder, shall be due
     and payable on the Termination Date.

          (b)  The Borrower may
voluntarily prepay any portion of the
Loans in whole or in part; provided,
however, that, simultaneously with such
prepayment, the Borrower shall pay all
interest accrued and unpaid on such Loans through the date of such prepayment.

          (c)  Subject to Section 7.2(d),
all payments of any amounts due under any provision of this Agreement or any other
Financing Agreement, shall be applied in the following order: first to payment of interest due and owing; second to the then outstanding principal balance of the Loans in the order in which they were first made; and third to the remaining balance of the Obligations. If any payment becomes due on a day other than a Business
Day, such payment shall be made on the
next succeeding Business Day, and, in the case of a principal payment, interest on such principal payment shall be payable for such extension of time and shall be included with such payment.

          (d) The Borrower shall make each
payment hereunder and under the Notes on the day when due in lawful money of the United States of America to (i) in the case of Finance, The First National Bank of Chicago, Chicago, Illinois, account number

52-61333
 and (ii) in the case of Global,
The First National Bank of Chicago,
Chicago, Illinois, account
number 52-39095

or (iii) in either case, such other
account which the applicable Lender may
hereafter designate to the Borrower in
writing.

          (e)  The obligation of the
Borrower to pay the Loans and other
Obligations shall be a general obligation of the Borrower, absolute and unconditional.


          Section 2.6. Increased Costs,
Capital Adequacy.

          (a)  If, after the date hereof
due to either (i) the introduction of or any change in or to the interpretation of any law or regulation by a Governmental
Authority that promulgated or administers compliance with such law or regulation or
(ii) the compliance with any guideline or request from any central bank or other fiscal, monetary or Governmental Authority
(whether or not having the force of law), any reserve or deposit or similar requirement shall be imposed, modified or deemed applicable or, any basis of taxation shall be changed or any other condition shall be imposed, and there shall be any increase in the cost to a Lender of making, funding, or maintaining its Loans or its commitments hereunder and other commitments of this type, the Borrower shall from time to time, upon demand by such Lender, by the submission of the certificate described below, pay to such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Borrower by a Lender shall be conclusive and binding for all purposes, absent manifest error.

          (b)  If a Lender determines that
compliance with any law or regulation or any guideline or request or any written interpretation from any central bank or other fiscal, monetary or Governmental
Authority (whether or not having the force of law) which is introduced, implemented or received by the Lender after the date hereof, affects or would affect capital adequacy or the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the Loans or the commitments under this Agreement and other similar commitments of this type, or has or would have the effect of reducing such Lender's rate of return on capital, then, upon demand by such Lender, by the submission of the certificate described below, the Borrower shall pay to such Lender from time to time as specified by such Lender, additional amounts sufficient to compensate the Lender, in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the Loans or the existence of this Agreement.
A certificate setting forth in reasonable detail such amounts submitted to the Borrower by a Lender shall be conclusive and binding for all purposes, absent manifest error.

          Section 2.7  Taxes.  (a) All
payments made by the Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority having taxing authority, excluding net income taxes and franchise taxes (imposed in lieu of income taxes) imposed on the Lenders as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and the Lenders (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to or under the Notes,
(i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.7), each Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b)   In addition, the Borrower
agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter
"Other Taxes").

          (c)  The Borrower will indemnify
the Lenders for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.7) paid by the Lenders and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.
Whenever any Taxes are payable by the
Borrower, as promptly as possible
thereafter the Borrower shall send to each Lender a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to a Lender the required receipts or other required documentary evidence, the
Borrower shall indemnify each of the
Lenders for any incremental Taxes,
interest or penalties that the Lender is legally required to pay as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes.

          Section 2.8  Sharing of
Payments. Etc.  Each repayment of Loans
and payment of Interest shall be allocated between the Lenders in accordance with each Lender's Proportionate Share. If any
Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it (other than pursuant to Section 8.6, 2.6 or 2.7) in excess of its Proportionate
Share of payments on account of all Loans outstanding, such Lender shall forthwith
(i) notify the other Lender of such
receipt and (ii) purchase from the other
Lender such participation in the Loans
made by it as shall be necessary to cause such purchasing Lender to share the excess payment with the other Lender in accordance with each Lender's
Proportionate Share; provided, however,
that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from the other Lender shall be rescinded and such Lender shall repay to the purchasing
Lender the purchase price to the extent of such recovery. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 2.8 may, to the fullest extent
permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.


                 ARTICLE III

            CONDITIONS TO LENDING

          Section 3.1  Conditions
Precedent to this Agreement.  The
effectiveness of this Agreement is subject to the satisfaction of all of the following conditions precedent:

          (a)  Documents.  The Lenders
shall have received, on or before the
Closing Date, this Agreement, the Notes, the Dealer Agreement, the Servicing
Agreement, the Guaranty, the Pledge
Agreements, the Security Agreement and all other agreements, documents, financing statements and instruments described in the List of Closing Documents attached hereto as Exhibit H and made a part hereof, each duly executed where appropriate, dated the Closing Date or the date hereof where appropriate and in form and substance reasonably satisfactory to the Lenders.

          (b)  Governmental and Other
Consents and Approvals.  All notices to
and filings with all regulatory bodies and other Persons required to be given or made, and all consents or other approvals therefrom shall have been obtained in connection with the transactions contemplated by this Agreement and the other Financing Agreements.

          (c)  Receivables Sale Program.
The Receivables Sale Documents shall have been executed and all conditions precedent to the effectiveness of the Receivables
Sale Program shall have been satisfied,
including the use of the initial proceeds to retire any outstanding loans made by Finance to the Original Borrowers under the Original Agreement.



(d)  Reduction of Loans under
Original Agreement.  The aggregate
principal amount of "Loans" outstanding
under the Original Agreement shall have
been reduced by $3,500,000, as more
particularly described in the Master
Amendment.



          Section 3.2  Conditions
Precedent to All Loans. The obligation of the Lenders to make any Loans hereunder shall be subject to the further conditions precedent that on each such date (a) the following statements shall be true (and the request for any Loans in the applicable Receivables Schedule and the acceptance by the Borrower of the proceeds of such Loan, shall constitute a representation and warranty by the
Borrower that on the date of making of
such Loan such statements are true):

          (i)  The representations and
     warranties contained in Article IV
     and Section 6.4 are true and correct
     in all material respects on and as of
     the date of such Loan, before and
     after giving effect to such Loan, as
     though made on and as of such date;

          (ii)  No event has occurred and
     is continuing, or would result from
     such Loan, which constitutes a
     Default or an Event of Default;

          (iii)  There has been no
     material adverse change in the
     business operations or financial
     condition of the Parent or the
     Borrower since December 31, 1996; and

          (iv)  with respect to either
     Lender, no law, regulation, order,
     judgment or decree of any
     Governmental Authority shall enjoin,
     prohibit or restrain, or impose or
     result in the imposition of any
     material adverse condition upon, such
     Lender's making of the requested
     Loan; and

          (b)  the Lenders shall have
received such other approvals, opinions or documents as each may reasonably request.


                 ARTICLE IV

       REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to enter
into this Agreement and make the Loans
provided for herein, the Borrower hereby makes the following representations and warranties to each Lender, as well as those representations and warranties contained in Section 6.4, each of which shall survive the execution and delivery of this Agreement or any other Financing
Agreement and shall be deemed remade as of the date of each Loan:

          Section 4.1  Corporate
Existence.  The Borrower is duly
organized, validly existing and in good
standing under the laws of the State of
Delaware, and has authority to conduct
business and is in good standing in all
other states where the nature and extent of the business transacted by it or the ownership of its assets makes such authorization necessary, including, without limitation, under the laws of each state in which any Car Buyer resides or under which any Title is issued or is otherwise exempt under applicable law from such qualification. The Parent is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has authority to conduct business and is in good standing in all other states where the nature and extent of the business transacted by it or the ownership of its assets makes such authorization necessary.

          Section 4.2  Corporate
Authority; No Conflicts. The borrowings hereunder and the execution, delivery and performance by the Borrower of this Agreement, the Notes and the other
Financing Agreements (i) are within the
Borrower's corporate powers, (ii) have
been duly authorized by all necessary
corporate and stockholder action, (iii) do not contravene the Borrower's Certificate of Incorporation or by-laws, and (iv) do not contravene nor result in a default under, nor result in the creation of a Lien (other than the Liens in favor of the Lenders created pursuant to the terms of this Agreement) under, any law or any contractual restriction binding on or affecting the Borrower. No consent or approval of any holder of any indebtedness or obligation of the Borrower, and no consent, permission, authorization, order or license of any Governmental Authority, is necessary in connection with the execution, delivery and performance of the Financing Agreements, including, without limitation, the Servicing Agreement, this
Agreement and the Notes, or any
transaction contemplated hereby or
thereby.  The execution, delivery and
performance by the Parent of the Guaranty and the Parent Pledge Agreement (i) are within the Parent's corporate powers, (ii) have been duly authorized by all necessary corporate and stockholder action, (iii) do not contravene the Parent's Certificate of Incorporation or by-laws, and (iv) do not contravene nor result in a default under, nor result in the creation of a Lien
(other than the Liens in favor of the
Lenders created pursuant to the terms of the Parent Pledge Agreement) under, any law or any contractual restriction binding on or affecting the Parent. This
Agreement, the Notes and the other
Financing Agreements to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute valid, binding and legal obligations of the Borrower enforceable in accordance with their terms. Each of the Guaranty and the Parent Pledge Agreement has been duly executed and delivered by the Parent and constitute valid, binding and legal obligations of the Parent enforceable in accordance with their terms.

          Section 4.3  Financial
Condition. The audited consolidated and consolidating financial statements of the
Parent and the Borrower dated as of June
30, 1996, and all interim financial
statements previously delivered to the
Lenders are complete and correct in all
material respects and such financial
statements have been prepared in
conformity with generally accepted
accounting principles and practices
consistently applied and fairly present
the financial condition and results of
operations of the Parent and the Borrower as of the date thereof (and for the period then ended) in conformity with such accounting principles and practices
(subject, in the case of interim
statements, to normal year-end
adjustments).  Since December 31, 1996,
there has been no material adverse change in such financial condition or results of operation for the Parent or the Borrower.

          Section 4.4  Litigation.  There
is no litigation, tax claim, proceeding or dispute pending or, to the Borrower's knowledge, threatened against the Borrower or the Parent or affecting their respective properties or assets, which, if determined adversely to the Borrower or the Parent, as the case may be, (a) could reasonably be expected to adversely affect
(i) the execution, delivery or
enforceability of this Agreement or the
other Financing Agreements, or (ii) the
ability of the Borrower to perform its
obligations under this Agreement or any of the other Financing Agreements, or (b) could reasonably be expected to have a material adverse effect on the financial condition of the Borrower.

          Section 4.5  Compliance with
Laws and Regulations.  The Borrower and
the Parent are in compliance in all
material respects with all laws, orders, regulations and ordinances of all
Governmental Authorities relating to their business operations and assets.

          Section 4.6  Title to
Receivables.  (a) The Borrower is the
legal and beneficial owner of the
Receivables attributed to it in any
Receivables Schedule free and clear of any Lien except for the Lien in favor of the Lenders created pursuant to this
Agreement.

          (b)  Each Lender has a
perfected, first-priority security
interest in each Receivable and no further action is required to perfect such security interest, other than the possession by the Servicer of the Contracts and Titles relating to each Receivable, which possession is evidenced by the Servicer's Confirmations.

          Section 4.7  No Defaults.  No
event has occurred and is continuing or
would result from the making of a Loan
which constitutes a Default or an Event of Default. Neither the Borrower nor the Parent is in default under any loan or credit agreement or any other material agreement, lease or instrument to which they are parties or by which it or any of their properties are bound other than the Defaults set forth on Schedule 4.7 attached hereto.

          Section 4.8  Taxes.  Each of the
Borrower and the Parent have filed all
required federal, state and other local
tax returns and paid all material taxes
due pursuant to said returns or any
assessments against the Borrower or the
Parent, as the case may be, except for
those taxes being contested in good faith and for which adequate reserves have been provided on the books and records of the Borrower or the Parent, as the case may be.

          Section 4.9  Margin Stock.  None
of the proceeds of any Loan will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation G and Regulation X of the Board of Governors of the Federal Reserve System. The
Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any such margin stock and no part of the proceeds of the Loans will be used to purchase or carry any such margin stock or for any other purpose that violates or is inconsistent with such Regulation G or Regulation X.

          Section 4.10  Investment Company
Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          Section 4.11  Disclosure.  No
representation or warranty of the Borrower contained in this Agreement or any certificate or similar instrument required to be furnished to the Lenders by or on behalf of the Borrower in connection with the transactions contemplated by this
Agreement contains or will contain any
untrue statement of a material fact or
omits to state a material fact (known to the Borrower, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading.

          Section 4.12  ERISA.  The
Borrower and its Affiliates are in
material compliance with all provisions of ERISA, no contribution failure has occurred with respect to any "benefit plan" under ERISA, nor does any such plan have any accumulated or waived funding deficiency.

          Section 4.13  Dealer Agreements.
Each Dealer Agreement requires the Dealer to repurchase from the Borrower any Receivable the Contract with respect to which knowingly contained misleading or untruthful statements.


                  ARTICLE V

                  COVENANTS

          The Borrower covenants and
agrees that, so long as any Obligations
remain outstanding, and (even if there
shall be no Obligations outstanding) so
long as this Agreement remains in effect:

          Section 5.1  Reports/Financial
Information. The Borrower shall deliver to each Lender:

          (a)  As soon as practicable, and
in any event within forty-five (45) days after the end of each calendar month, the consolidated balance sheet and income statement of the Parent and the Borrower as at the end of such month, which for each month coinciding with the end of a calendar quarter shall set forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer, chief accounting officer or chief executive officer of the Borrower, subject to changes resulting from audit and normal year-end adjustments;

          (b) As soon as practicable, and
in any event within one hundred twenty
(120) days after the end of each fiscal
year of the Borrower, the consolidated
balance sheet and income statement of the Parent and the Borrower as at the end of such year, certified by independent certified public accountants of recognized national standing whose certification shall be without qualification as to the scope of audit, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Parent and the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default under Sections 5.1(a),
(b), (f), 5.2(a), 5.6(a), 5.10, 5.11, 5.12
or 5.14 hereof which has occurred or is
continuing or, if in the opinion of such accounting firm such a Default or Event of Default under the above-referenced
Sections has occurred and is continuing, a statement as to the nature thereof;

          (c)  On or before the twentieth
day of each calendar month, a schedule of activity for each Receivable for the preceding calendar month, which sets forth
(i) the aggregate Outstanding Balances of the Receivables and the Eligible
Receivables (indicating separate balances for Nonconforming Receivables and
Delinquent Receivables), (ii) an Aging
Receivable Report in the form attached
hereto as Exhibit A, setting forth the
aggregate principal amount of Receivables which are delinquent and the number of days payments on such Receivables are delinquent, and (iii) any other pertinent information reasonably requested by a
Lender;

          (d)  Promptly upon receipt
thereof, copies of any financial reports or other information required to be delivered to the Borrower by the Servicer pursuant to the terms of the Servicing
Agreement;

          (e)  Promptly, such other
financial or portfolio information related to this Agreement or the Financing
Agreements that a Lender may reasonably
request from time to time; and

          (f)  Promptly after the sending
or filing thereof, copies of all reports that the Parent or the Borrower sends to any of its security holders, and copies of all reports and registration statements that the Parent or any subsidiary files with the Securities and Exchange
Commission or any national securities
exchange.

          Section 5.2  Notices. The
Borrower shall give prompt written notice to the Lenders of:

          (a)  Any litigation, including,
without limitation, adversary proceedings or contested matters brought by the Borrower or any other Person affecting the Borrower (or any material change in such litigation), where the amount in controversy is $100,000 or more and all litigation when the aggregate amounts in controversy equal or exceed $500,000, or any other litigation or proceeding which the Borrower deems material or which could materially and adversely affect the operations, financial condition or prospects of the Borrower, and, if requested by either Lender, deliver to such Lender copies of all pleadings with respect to any such matters served on or filed by the Borrower;

          (b)  Any Event of Default or
Default and Borrower's proposed cure
therefor; any such notice shall refer to this Agreement, describe such Event of Default or Default and state that such notice is a "Notice of Default"; and

          (c)  Promptly upon becoming
aware thereof, the failure of any
Receivable previously constituting or
reported to be an Eligible Receivable to continue to satisfy the criteria for Eligible Receivables.

          Section 5.3  Corporate
Existence; Compliance with Laws.  The
Borrower shall (i) maintain and preserve its corporate existence and all rights, privileges and franchises now enjoyed, and conduct its business in accordance with the terms of, and otherwise comply with, its formation documents and (ii) comply in all material respects with all applicable laws, rules, regulations and orders.

          Section 5.4  Indebtedness;
Liens; Sales of Assets.  The Borrower
shall not create, incur, assume or suffer to exist any Indebtedness, or allow any of its Subsidiaries to create, incur, assume or suffer to exist any Indebtedness, except for (i) Indebtedness incurred under this Agreement, (ii) Indebtedness evidenced by the Subordinated Debentures,
(iii) Indebtedness incurred under any
Receivables Sale Document and (iv)
Permitted Existing Indebtedness.  The
Borrower shall not sell, assign (by
operation of law or otherwise) or
otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any of its properties or assets, except for (i) Permitted Existing Liens and (ii) Liens incurred to evidence the sales of Receivables pursuant to the Receivables Sale Program.

          Section 5.5  Compliance with
Financing Agreements. The Borrower shall comply promptly with any and all covenants and provisions of this Agreement, the Notes and the other Financing Agreements.

          Section 5.6  Books and Records;
Right of Inspection.  (a)  The Borrower
shall maintain adequate books, accounts
and records and prepare all financial
statements required hereunder in
accordance with generally accepted
accounting principles and, once per
calendar year after reasonable notice, and at any time after the occurrence and during the continuance of an Event of Default, permit employees or agents of the Lenders at any reasonable time to inspect the properties of the Borrower and to examine or audit its books, accounts and records and make copies and memoranda thereof.

          (b)  The Borrower shall
maintain, or shall cause the Servicer to maintain pursuant to the terms of the Servicing Agreement, all records necessary for compliance with the exception to withholding for portfolio interest under
Section 871(h) of the Internal Revenue
Code.

          Section 5.7  Further Assurances.
(a) The Borrower shall furnish to a Lender such periodic, special, or other reports and information as reasonably requested by such Lender.

          (b)  From time to time, at its
own expense, the Borrower will take
whatever action is reasonably requested by a Lender or its legal counsel to preserve, protect or perfect the security interest in the Collateral granted pursuant to
Article VI, including, without limitation, executing UCC financing statements, endorsing notes, executing additional security documents or delivering possession of Collateral to the Servicer, and shall perform such acts as a Lender shall reasonably deem necessary or appropriate to effectuate the purposes of this Agreement. The Borrower will appear in and defend at its own expense any action or proceeding which may affect the Borrower's title to the Collateral or the security interest granted hereunder.

          Section 5.8  Maintenance of
Insurance.  (a) The Borrower shall
maintain and keep in force in adequate
amounts insurance with responsible and
reputable companies or implement and
maintain a reasonable program of self-
insurance, and accept no self-insurance
risks which are substantially greater than those historically carried by the
Borrower.

          (b)  The Borrower shall pay or
cause to be paid all insurance premiums
with respect to the RDI Policies and the VSI Policy and all charges and fees relating thereto. The Borrower shall not amend the terms of any RDI Policy or the VSI Policy in any manner adverse to the Borrower or the Lenders without the prior written consent of the Lenders.

          (c)  The Borrower shall obtain
and maintain endorsements to the RDI
Policies and the VSI Policy in form and
substance satisfactory to the Lenders
naming the Lenders as additional insureds and/or loss payee thereunder.

          Section 5.9  Servicing
Agreement. The Borrower shall not permit the Servicing Agreement to be amended, modified, restated, supplemented, canceled or terminated, waive any of its rights under any provision thereof, consent to any deviation from the terms thereof or otherwise grant any consents provided for thereunder, in each case without the prior written consent of the Lenders, or default in its obligations thereunder.

          Section 5.10  Merger;
Consolidation, Etc.  The Borrower shall
not liquidate, dissolve, merge into or
consolidate with another entity, or sell, lease or otherwise dispose of all or a substantial portion of its business or assets, except for sales of Receivables pursuant to the Receivables Sale Program.

          Section 5.11  Use of Proceeds.
The Borrower shall not use the proceeds of any Loan for any purpose other than the purchase of Receivables, repayment of other outstanding Loans, and the payment of any transaction costs associated with any of the foregoing.

          Section 5.12  Actions with
Respect to Receivables.  The Borrower
shall not, without the prior written
consent of each Lender:

          (a) Compromise, extend, release
or adjust payments on any Contracts or
Receivables, accept a conveyance of an
Automobile in full or partial satisfaction of any Contract or Receivable, or release the lien noted on any Title to any Automobile securing any Receivable except upon full payment thereof; provided, that the Borrower may, consistent with its present business practices and subject to the rights of the Lenders from and after an Event of Default, compromise, extend, release or adjust payments on, or otherwise accept a conveyance of an Automobile in respect of, a Delinquent
Receivable or other past-due Receivable in an effort to maximize the collectibility thereof, provided, that any Receivable so adjusted or enforced shall not be an Eligible Receivable;

          (b)  Transfer, sell or assign
any Receivable or Contract to any Person other than a Lender, except to a Dealer as permitted pursuant to the Dealer Agreement or to the SPC in connection with the Receivables Sale Program, or deliver or permit delivery of any Contract or Title to any Person other than a Lender or the Servicer prior to the repayment in full of the Receivable which is secured by the lien noted on the relevant Title except that the Borrower shall be allowed to effect such delivery as may be necessary to consummate a sale of Receivables under the Receivables Sale Program; and

          (c) Grant, create, incur, permit
or suffer to exist any Lien upon any
Collateral except for (i) the Liens
granted to the Lenders to secure the
Secured Obligations and (ii) the Liens
granted to the SPC or any successor
purchasers pursuant to the Receivables
Sale Program.

          Section 5.13  Change of
Principal Office.  The Borrower shall not
(a) change the location of its chief
executive office and principal place of
business from 525 Washington Boulevard,
Jersey City, New Jersey 07310 or (b)
change its name, identity or corporate
structure to such an extent that any
financing statement filed in connection
with this Agreement would become seriously misleading, unless the Borrower shall have given the Lenders at least 30 days prior written notice thereof and prior to effecting any such change, taken such steps as the Lenders may deem necessary or desirable to continue the perfection and priority of the Liens in favor of the Lenders granted in connection herewith.

          Section 5.14  Net Worth.  The
sum of the Parent's consolidated total
assets minus the Parent's consolidated
total liabilities (each determined in
conformity with generally accepted
accounting principles, consistently
applied and without duplication) shall not be less than the greater of (i)$10,000,000 and (ii) ten percent (10%) of the Parent's consolidated assets (without duplication) on any subsequent date; provided, however that for purposes of this Section, any Collateral shall constitute an asset of its applicable owner, and any assets which have been sold by any Person in a non-recourse sale to an unaffiliated third party in a securitization transaction shall not constitute assets of any such Person.


                 ARTICLE VI

                 COLLATERAL

          Section 6.1  Security Interest.
To secure the prompt and complete payment, observance and performance of all of the Secured Obligations, the Borrower hereby grants to the Lenders a security interest in all of the Borrower's rights, title and interest in and to the following property and interests in property, whether now owned or existing or hereafter arising or acquired and wheresoever located and whether the same comprise accounts, instruments, chattel paper or general intangibles (the "Collateral"):

          (a)  All of the Borrower's
right, title and interest in and to the
Receivables, the related Contracts, the
Titles evidencing the liens securing the Receivables and the Automobiles securing such Receivables;

          (b)  All documents and
instruments, including all books, records, files, tapes, correspondence, and other information or materials relating to the Receivables, the Contracts, the Titles, the Automobiles and the Dealer Agreements, whether now or hereafter delivered to, or in the possession, custody or control of, the Borrower, the Servicer, any subservicer, any Dealer and/or a Lender;

          (c)  All rights of the Borrower
under any Dealer Agreement, including all amounts received or receivable by the Borrower from any Dealer pursuant to the terms of any Dealer Agreement, and all amounts received or receivable by the Borrower from the Servicer pursuant to the terms of the Servicing Agreement, including, without limitation, on account of principal and interest payments on the Receivables or the Contracts, all net proceeds received by virtue of liquidation of any Receivables, any retained proceeds received under any property damage, casualty or other insurance policy with respect to any Receivable, all proceeds received under the RDI Policies and the VSI Policy with respect to claims made under the RDI Policies and the VSI Policy and any and all interest of the Borrower in any property damage, casualty or other insurance policies as the same relate to the Automobiles securing the Receivables;

          (d)  All right, title and
interest of the Borrower in and to the
Depository Account, and any and all cash deposited by the Borrower, or by any Dealer in the Depository Account, and all investments held in and all rights with respect to the Depository Account;

          (e)  Any and all interest of the
Borrower (i) in and under the Servicing
Agreement and (ii) in, to and under any
tax refunds receivable by the Borrower on account of any defaults under the Receivables;

          (f)  All cash and non-cash
proceeds of the foregoing items (a) - (e) and the documents pertaining thereto, together with whatever is receivable or received when any of items (a) through (e) or the proceeds thereof are sold, collected or exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary and also includes, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing and all additions thereto, substitutions therefor and replacements thereof.

          Section 6.2  Release of Security
Interest. Notwithstanding the foregoing
Section 6.1, upon the sale of any
Receivables to the SPC pursuant to or in connection with the Receivables Sale
Program and upon prepayment of the Loans in accordance with Section 2.5(a)(iii) hereof, the Lenders' lien on the Receivables so sold shall be automatically released from the security interest granted to the Lenders under Section 6.1 hereof.

          Section 6.3  Power of Attorney.
Subject to the terms and provisions of
this Agreement, at any time, without
notice and at the expense of the Borrower, either Lender may, and the Borrower hereby appoints each Lender its true attorney-in-fact (such agency being coupled with an interest) for such purposes:

          (a)  Upon the occurrence of
     an Event of Default, perform any
     obligation of the Borrower
     hereunder in the Borrower's name
     or otherwise;

          (b)  Upon the occurrence of
     any Event of Default, notify any
     Person obligated on any
     Collateral of the rights of the
     Lenders hereunder;

          (c)  Upon the occurrence of
     any Event of Default, enter into
     any extension, settlement or
     compromise agreement relating to
     or affecting the Collateral and,
     in connection therewith, to
     sell, transfer or dispose of any
     of the Collateral including,
     without limitation, the
     Depository Account and all
     amounts contained therein, and
     take such action as such Lender
     may deem proper and apply any
     money or property received in
     exchange for any of such
     Collateral to any of the Secured
     Obligations, including, without
     limitation, directing the
     Servicer to remit to the Lenders
     all funds in the Depository
     Account;

          (d)  Upon the occurrence of
     an Event of Default, release any
     of the Collateral (and, prior to
     an Event of Default, release any
     Receivable in accordance with
     the terms of Section 6.6);

          (e)  Upon the occurrence of
     any Event of Default, endorse,
     deliver evidence of title,
     enforce and collect by legal
     action or otherwise any of the
     Collateral including, without
     limitation, the Depository
     Account and all amounts
     contained therein;

          (f)  Upon the occurrence of
     any Event of Default, receive
     payment or performance in
     connection with any insurance
     claims, claims for breach of
     warranty or any other claims
     concerning any of the
     Collateral; and

          (g)  Upon the occurrence of
     any Event of Default, protect,
     defend and preserve the
     Collateral including, without
     limitation, the Depository
     Account, or any rights or
     interests of the Lenders with
     regard thereto, including,
     without limitation, filing or
     prosecution of any third party
     claim or other legal action or
     proceeding which a Lender deems
     necessary to protect any of the
     rights, interests or priorities
     of such Lender with respect to
     any of the Collateral.

          Section 6.4  Representations and
Warranties with Respect to Collateral.
The Borrower hereby represents and
warrants to the Lenders that:

          (a)  Each Receivable securing
the Loans and contributing to the
calculation of the Borrowing Base is an
Eligible Receivable.

          (b)  The Servicer currently has
in effect (i) a blanket fidelity bond
protecting such Servicer and the Borrower against losses, including, without limitation, forgery, theft, embezzlement and fraud, by all officers, employees, or other Persons acting in any capacity with regard to the Receivables and the handling of any funds, money, documents and papers relating to the Receivables, and (ii) errors and omissions insurance, with broad coverage from responsible companies (with a rating of "A" or better from Best) on all officers, employees, or other Persons acting in any capacity with regard to the Receivables and the handling of any funds, money, documents and papers relating to the Receivables. The fidelity bond provides minimum coverage of $1,000,000 and the insurance policy is for $1,000,000. The insurance policy names the Borrower as an additional insured party. The Borrower has assigned to the Lender all of its rights and benefits under the insurance policy, as such rights and benefits relate to (i) the Receivables, (ii) the handling of any funds, monies, documents and/or papers relating to the Receivables or (iii) any of the other Collateral hereunder.

          (c)  The Borrower's chief
executive office and principal place of
business are located at 525 Washington
Boulevard, Jersey City, New Jersey 07310 and the Servicer's chief executive office and principal place of business is located at the address set forth in the Servicing
Agreement.

          (d)  No Receivable or Contract
has been assigned or pledged except
pursuant to the terms of the Dealer
Agreement and this Agreement, the Borrower has good and marketable title thereto, and the Borrower is the sole legal and beneficial owner thereof and has full right to transfer, sell and encumber the same free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, except as created in favor of the Lenders pursuant to the terms of this Agreement.

          (e)  To the best of the
Borrower's knowledge, after diligent
inquiry, there is no default, breach,
violation or event of acceleration
existing under any Contract, and there is no event which, with the passage of time, or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Borrower has not waived any default, breach, violation or event of acceleration;

          (f)  No Contract is secured by
any collateral except the Lien with
respect to the corresponding Automobile as noted on the relevant Title. The outstanding principal balance of each
Receivable is secured by the related
Automobile; and

          (g)  The transfer, assignment
and conveyance of the Contracts by each
Dealer to the Borrower pursuant to the
Dealer Agreement are not subject to any
bulk transfer or similar statutory
provisions in effect in any applicable
jurisdiction. The Borrower is a holder in due course with respect to each Receivable acquired by it under the Dealer Agreement.

          Section 6.5  Covenants with
Respect to Collateral.

          (a)  The Borrower shall comply,
and shall cause the Servicer to comply,
with any and all requirements of any
federal, state or local law applicable to the Contracts, including, without limitation, all consumer laws and the Underwriting Criteria.

          (b)  The Borrower shall keep the
Collateral, or cause the Collateral to be kept, in accordance with safe and sound business practices.

          Section 6.6  Release of
Receivables and Liens with Respect to
Automobiles. (a) Whether or not an Event of Default exists, in the event that any Receivable is paid or prepaid in full and the proceeds of such payment or prepayment have been deposited into the Depository
Account or paid or prepaid to the Lenders, then the Servicer shall release the corresponding Contract and Title to the Car Buyer.

          (b)  In the event that any Loan
is prepaid in full prior to the
Termination Date with the proceeds
received from a sale of Receivables under the Receivables Sale Program in accordance with the provisions of Section
2.5(a)(iii), then, in such event, the
security interest in the Receivables
relating to such prepaid Loan shall be
released.

          Section 6.7  Depository Account.
(a)  All principal and interest payments
on the Contracts made by the Car Buyers, all net proceeds received by virtue of liquidation of any Receivables, any retained proceeds received under any property damage, casualty or other insurance policy with respect to any Receivable and all proceeds received under the RDI Policies and VSI Policy shall be deposited by the Servicer into the Depository Account. No other funds shall be allowed to be deposited into the Depository Account. The Borrower shall deposit, or shall cause the Servicer to deposit, all funds received in any Lock-box Account and allocable to the Receivables into the Depository Account within three (3) Business Days of receipt thereof and in any event whenever the funds in the Lock-box Account exceed
$35,000 at any one time.

          (b)  The financial institution
which maintains the Depository Account
shall acknowledge in writing that the
Depository Account has been pledged to the Lenders as security for the Loans, that the Lenders have exclusive dominion and control over the Depository Account and that neither the Borrower nor the Servicer shall be entitled to make withdrawals from the Depository Account except as otherwise provided in Section 6.7(c).

          (c)  The Borrower shall be
permitted to withdraw the following
amounts from the Depository Account solely under the following circumstances and for the following purposes:

          (i) on any Payment Date, (A) all
     principal payments made on the
     Contracts during the related Payment
     Period, (B) any interest payments
     then due pursuant to Section 2.4, (C)
     payment of any other Obligations then
     due, (D) all net proceeds received by
     virtue of liquidation of any
     Receivables during such Payment
     Period, (E) any retained proceeds
     received under any property damage,
     casualty or other insurance policy
     with respect to any Receivable during
     such Payment Period and (F) all
     proceeds received under the RDI
     Policies or the VSI Policy during
     such Payment Period; provided,
     however, that such amounts are
     directly transferred, in proportion
     to each Lender's Proportionate Share,
     to the Lenders' accounts, described
     in Section 2.5(d), or at such other
     accounts which the Lenders may
     hereafter designate to the Borrower
     in writing, and shall not be
     transferred into any other accounts.

          (ii) whenever the Borrower is
     making a voluntary prepayment on the
     Loans pursuant to Section 2.5(b), an
     amount equal to any accrued and
     unpaid interest on such Loans being
     prepaid pursuant to Section 2.5(b).

          (iii) So long as no Event of
     Default has occurred and is
     continuing, any servicing fees to the
     Servicer pursuant to the Servicing
     Agreement may be withdrawn on the
     applicable Payment Date for fees
     earned during the preceding month.

          (iv) Upon any sale of
     Receivables pursuant to the
     Receivables Sale Program and
     prepayment of the Loans in accordance
     with Section 2.5(a)(iii), amounts on
     deposit in the Depository Account
     which constitute collections received
     in respect to the Receivables so sold
     or prepaid, shall be either (i) paid
     to the Lenders (to the extent of
     amounts owed hereunder in respect of
     principal or interest on such prepaid
     Loans) or (ii) transferred to the
     collection account maintained for the
     applicable "Trust" to which such
     Receivables have been transferred.

          Section 6.8  Pledge of Stock.
To secure the prompt and complete payment, observance and performance of all of the Secured Obligations, in addition to the Borrower's granting of a security interest in the Collateral pursuant to Section
6.17, the Parent hereby agrees to pledge
100% of the issued and outstanding shares of all of its direct and indirect subsidiaries, as more fully described in the Pledge Agreements.





                 ARTICLE VII

              DEFAULT; REMEDIES

          Section 7.1  Events of Default.
Upon the occurrence of any of the
following events (each an "Event of
Default"):

          (a)  The Borrower fails to make
any payment of principal of or interest on the Notes, or payment of any other
Obligation due hereunder, under the Notes or under any other Financing Agreement on or before the date such payment is due;

          (b) Any breach by the Borrower
in the due observance or performance of
any covenant set forth in Sections 5.1 to 5.3, 5.5, 5.6, 5.8 to 5.14, and such breach continues unremedied for ten (10)
Business Days after any officer of the
Borrower obtains knowledge thereof;

          (c)  Any breach by the Borrower
of any covenant, other than those
covenants enumerated in Section 7.1 (a) or
(b) of this Agreement, which remains
unremedied for thirty (30) days after the earlier of (i) an officer of the Borrower obtaining knowledge thereof or (ii) notice thereof having been made to the Borrower;

          (d)  Any representation or
warranty made by the Borrower under this Agreement or by the Borrower or the Parent under any other Financing Agreement or in any certificate, report, financial statement or other agreement, instrument or document furnished in connection with this Agreement or any other Financing
Agreement shall prove to have been false or misleading in any material respect when made;

          (e)  Default in, or breach of,
any provision of any Dealer Agreement by any Dealer or default in, or breach of, any provision of the Servicing Agreement by the Servicer which such default or breach is not cured within the specified cure period therefor in the Dealer
Agreement or Servicing Agreement, as the case may be;

          (f) Failure by the Servicer for
any reason, to remain a party to, or be
bound by the terms of, the Servicing
Agreement;

          (g) The occurrence of a default,
breach or failure of condition by the
Borrower, any guarantor of the Obligations or the Parent under any other Financing
Agreement which (unless such default
otherwise constitutes an Event of Default pursuant to the other provisions of this
Section 7.1) is not remedied within the
applicable cure period contained therein, if any;

          (h)  Any default by the
Borrower, any guarantor of the Obligations or the Parent after any applicable notice and cure period, shall occur under any Indebtedness with respect to which the Borrower or the Parent, as applicable, is a party as borrower or guarantor, provided, that any such default by the Parent described in this subsection
7.01(h) shall not constitute an Event of Default unless the aggregate Indebtedness owed under such agreement is greater than or equal to $100,000;

          (i)  The Borrower, any guarantor
of the Obligations or the Parent shall
generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

          (j)  The Borrower, any guarantor
of the Obligations, the Parent or any
Servicer shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of it, or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) file a petition or answer seeking reorganization or an arrangement with creditors, or to take advantage of any applicable liquidation, conservatorship bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws affecting the rights of creditors generally, (iv) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (v) take corporate action for the purpose of effecting any of the foregoing; provided, that, to the extent American Lender
Facilities, Inc. is the Servicer, any such event with respect to the Servicer shall not be an Event of Default hereunder unless such event has occurred and is continuing for at least thirty (30) days and shall not be an Event of Default thereafter if the court having jurisdiction over such proceeding shall have determined that the Receivables are not property of American Lender
Facilities, Inc.'s bankruptcy estate;

          (k)  An involuntary petition or
complaint shall be filed against the
Borrower, any guarantor of the
Obligations, the Parent or any Servicer
seeking bankruptcy or reorganization of
such Person or the appointment of a
receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of its assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of such Person or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of its assets; provided, that any such event with respect to any Servicer shall not be an Event of Default hereunder unless such event has occurred and is continuing for at least thirty (30) days and shall not be an Event of Default thereafter if the court having jurisdiction over such proceeding shall have determined that the Receivables are not property of such Servicer's bankruptcy estate;

          (l)  Any final judgment or order
for the payment of money in excess of
$100,000 shall be rendered against the
Borrower and either (i) enforcement
proceedings shall have been commenced by any creditor upon such judgment or order or (ii) the same remains undischarged or unpaid for a period of sixty (60) days, during which period the execution of such judgment is not effectively stayed;

          (m) (i) Any of the Financing
Agreements, or any Lien or priority claim granted thereunder shall terminate, cease to be effective or cease to be the legal, valid, binding and enforceable obligation of the Borrower, the Parent, any guarantor of the Obligations, any Dealer or any Servicer thereunder; (ii) the Borrower shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability (it being understood that the Borrower may, in good faith, question the accuracy of any mathematical calculation of an amount owed hereunder); or (iii) any Lien or priority claim securing the Secured Obligations shall cease to be effective and to be of first priority;

          (n)  any Person shall levy on,
seize or attach all or any material
portion of the assets of the Borrower and within thirty (30) days thereafter the Borrower shall not have dissolved such levy or attachment, as the case may be, and, if applicable, regained possession of such seized assets;

          (o)  the occurrence of a Change
in Control;

          (p)  either RDI Policy or the
VSI Policy shall cease to be in full force and effect, unless replaced by a substitute RDI Policy or VSI Policy acceptable to the Lenders;

          (r)  the Servicer shall cease to
be qualified to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of any of the Receivables, the Dealer Agreements or the Servicing
Agreement, as the case may be, or the
ability of the Servicer to perform its
duties under the Servicing Agreement;

          (s)  This Agreement, the Notes
or any other Financing Agreement shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part as the result of any action initiated by any Person other than a Lender;

          (t)  There shall have been an
"Event of Backup Servicing Default" under the Master Trust Agreement or an "Event of Termination" under the Master Certificate
Purchase Agreement.

then, and in every such event and at any time thereafter during the continuance of such event, either Lender may, at the same or different times, take one or more of the following actions:

          (A)  By notice to the Borrower
     (which may be telephonic notice con-

     firmed in writing) declare such
     Lender's obligation to make any
     future Loans hereunder terminated
     and/or declare the occurrence of the
     Termination Date, whereupon, in each
     case, such obligations shall be
     terminated and/or the Termination
     Date shall have occurred;

          (B)  By notice to the
     Borrower, declare the unpaid
     principal amount and interest of
     the Loans and all other amounts
     payable by the Borrower here-

     under to be forthwith due and
     payable, whereupon such amounts
     shall become forthwith due and
     payable, both as to principal
     and interest, without
     presentment, demand, protest or
     any other notice of any kind,
     all of which are hereby
     expressly waived, anything
     contained herein or in the
     Financing Agreements to the
     contrary notwithstanding;

          (C)  Retain and require the
     Servicer to retain any or all of
     the Collateral in the possession
     or under the control of the
     Servicer.

          Notwithstanding the foregoing,
upon the occurrence of an Event of Default described in paragraph (j) or (k) of this
Section 7.1, with respect to the Parent or the Borrower the actions described in paragraphs (A) and (B) above shall occur automatically without the requirement of giving of any notice to the Borrower.

          Notwithstanding anything to the
contrary in this Section 7.1, if (i) an
Event of Default or Default described in paragraph (b), (c) or (d) of this Section
7.1 has arisen as a result of the failure of a Receivable to constitute an Eligible
Receivable, and (ii) the Borrower shall
have made a mandatory prepayment in an
amount equal to the Applicable Advance
Rate times the Outstanding Balance of such Receivable which no longer constitutes an Eligible Receivable, then, in such event, such Event of Default or Default shall be deemed to have been cured for all purposes under this Article VII.

          Section 7.2  Remedies.  (a) The
Lenders shall have all rights and remedies provided to the Lenders at law, in equity, under the Financing Agreements and under the Uniform Commercial Code as in effect in the State of New York (the "Code"), all of which rights and remedies shall be cumulative, and, in addition, upon the occurrence of any Event of Default, either
Lender may exercise any one or more of the following rights and remedies:

          (i)  Exercise all the
     rights and remedies available to
     secured parties under the
     provisions of the Code.

          (ii)  Institute legal
     proceedings to foreclose upon
     and against the Lien granted by
     the Financing Agreements to
     recover judgment for the Secured
     Obligations and to collect the
     same out of any of the Collat-

     eral or the proceeds of any sale
     thereof.

          (iii)  Without being
     responsible for loss or damage
     to such Collateral beyond the
     responsibility to use reasonable
     care with respect to the
     Collateral, require delivery to
     the Servicer or the Lenders of
     any Collateral then being held
     by the Borrower or the Servicer,
     sell and dispose of, or cause to
     be sold and disposed of, all or
     any part of the Collateral at
     one or more public or private
     sales, or other dispositions, at
     such places and times and on
     such terms and conditions and in
     such order as the Lenders may
     deem fit, without any previous
     demand or advertisement but with
     reasonable notification to the
     Borrower of any such sale or
     other disposal.  Written or
     telephonic notice at least ten
     (10) days prior to such public
     or private sale shall be deemed
     to constitute reasonable
     notification pursuant to this
     Section 7.2(a)(iii).

          (b)  Any notice of sale or other
disposition, advertisement and other
notice or demand, any right or equity of redemption and any obligation of a prospective purchaser to inquire as to the power and authority of a Lender to sell or otherwise dispose of the Collateral or as to the application of the proceeds of sale or otherwise, which would otherwise be required by, or available to the Borrower under, applicable law are hereby expressly waived by the Borrower to the fullest extent permitted by such law.

          (c)  The Lenders may notify any
Car Buyer under the Receivables of the
Lenders' Liens therein, may direct the
Servicer or any such Car Buyer to make
payment directly to the Lenders and may
take control of any proceeds to which the Lenders may be entitled hereunder.

          (d)  All moneys received or
collected by the Lenders pursuant to this Agreement from and after an Event of Default shall be applied, at Lenders' discretion, first to the payment of all costs incurred in the collection of such moneys (including reasonable attorneys' fees and legal expenses). All remaining amounts shall be applied pursuant to
Section 2.5(c).  The balance, if any, of
such moneys remaining after payment in
full of the Secured Obligations shall be remitted to the Borrower or as otherwise directed by a court of competent jurisdiction.



                ARTICLE VIII

                MISCELLANEOUS

          Section 8.1  Amendments, etc.
No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by each Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 8.2  Notices.  All
notices and other communications provided for hereunder shall be in writing
(including telegraphic or facsimile
transmission) and mailed by registered
mail, return receipt requested, or
telexed, telecopied or hand delivered,

(a) as to Finance or Global:

          III Finance Ltd.
          III Global Ltd.
          c/o Admiral Administration, Ltd.
          Anchorage Centre, 2nd Floor
          Grand Cayman, Cayman Islands,
B.W.I.
          Telecopy: (345) 949-0705
          Confirmation: (345) 949-0704
          Attention: David Bree

     with a copy, in either case to:

          III Offshore Advisors
          250 South Australian Avenue,
Suite 600
          West Palm Beach, Florida 33401
          Telecopy: (561) 655-6871
          Confirmation: (561) 655-5885
          Attention: Robert Fasulo
                         and



          James River Capital
          103 Sabot Park
          Manakin-Sabot, Virginia 23103
          Telecopy:  (804) 784-5833
          Confirmation:  (804) 784-4500
          Attention:  Kevin Brandt

(b) as to Borrower:

          Aegis Auto Finance, Inc.
          Newport Tower
          525 Washington Boulevard, 29th
          Floor
          Jersey City, New Jersey  07310
          Telecopy: (201) 418-7370
          Confirmation: (201) 418-7379
          Attention:  Joseph Battiato

or (c) at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective and deemed delivered only when received by the party to which it is sent;
provided, however, that a telecopy
transmission shall be deemed to be
received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission.

          Section 8.3  Survival of
Representations and Warranties.  All
representations and warranties made herein shall survive the execution, delivery and acceptance of this Agreement, the Notes and the other Financing Agreements.

          Section 8.4  No Waiver;
Remedies.  No failure on the part of a
Lender to exercise, and no delay in
exercising any right hereunder or under
the Notes or any other Financing Agreement shall operate as a waiver thereof with respect to such Lender; nor shall any single or partial exercise of any right hereunder or under the Notes preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 8.5  Costs and Expenses.
Except as otherwise provided in the
immediately subsequent sentence, each
party hereto agrees to pay its own costs and expenses (including attorneys' and paralegals' fees and expenses) in connection with the execution and delivery of this Agreement, the Notes and the other
Financing Agreements. The Borrower agrees to pay (a) all costs and expenses incurred by the Lenders in maintaining, preserving or insuring any Collateral and (b) all costs and expenses of the Lenders
(including reasonable attorneys' and
paralegals' fees and expenses) in
connection with the enforcement of this
Agreement, the Notes, the other Financing
Agreements and/or the Lien on any of the Collateral. All of the costs, fees and expenses enumerated in the immediately preceding sentence shall constitute
Obligations and shall be secured by the
Collateral.

          Section 8.6  Relationship;
Indemnity. (a) The relationship of the Borrower to each Lender under the Financing Agreements is, and shall at all times remain, solely that of borrower and lender; other than as set forth in Section
7.2(a)(iii), neither Lender undertakes or assumes any responsibility or duty to the Borrower or to any third party with respect to the Collateral.

          (b)  The Borrower hereby
indemnifies and agrees to hold harmless
each Lender and its respective officers, directors, employees, attorneys and agents
(collectively, the "Indemnified Parties") from any and all losses, damages (whether general, punitive or otherwise), liabilities, claims, causes of action and other costs and expenses, including reasonable attorneys' fees, which any
Indemnified Party may suffer or incur by or as a result of claims by third parties in any manner relating to or arising out of this Agreement or the other Financing
Agreements, or any act, event or
transaction related thereto, the making of Loans, the use or intended use of the proceeds of the Loans, or any of the other transactions contemplated by the Financing
Agreements, including any Dealer Agreement or Contract.

          (c)  Promptly after any
Indemnified Party is served with process in connection with the commencement of any action, such Indemnified Party shall, if a claim against the Borrower in respect thereof is to be made pursuant to this indemnification, notify the Borrower of the commencement thereof. The Borrower shall pay any Obligations arising under this indemnity to such Indemnified Party immediately upon demand. The duty of the Borrower to indemnify the Lenders shall survive the release and cancellation of this Agreement or any of the other
Financing Agreements.

          Section 8.7  Successors and
Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders. Either Lender, at its sole option, shall have the right to assign this Agreement, its Note and any of its rights and interest hereunder and thereunder.

          Section 8.8    Registered
Obligations.  The Loans (including the
Notes evidencing the Loans) are registered obligations and the right, title and interest of the Lenders and their assigns
(and of a Person who takes a participation in a Loan directly from a Lender) in and to such Loan shall be transferrable only upon notation of such transfer in a registry (the "Registry") maintained to record the interest of each Lender and its respective assigns (and such direct participants). A Note shall only evidence a Lender's, or its assigns', right, title and interest in and to the related Loans, and in no event is any such Note to be considered a bearer instrument or obligation. This Section 8.8 shall be construed so that the Loans are at all times maintained in "registered form" within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the IRC and any related regulations (or any successor provisions of the IRC or such regulations). The Borrower shall maintain the Registry in which the Borrower will register the Loans. No transfer by a Lender or any of its assigns of (or direct participant with respect to) any of the Loans shall be permitted or effective unless and until recorded on the Registry.
Any such transfer shall be made only by
written application by the transferring
Lender, its assigns, or participants to
the Borrower stating the name of the
proposed transferee. The Borrower agrees that within five (5) Business Days after its receipt of such written notice, the Borrower shall, at its own expense, record such transfer on the Registry and shall, if requested by a Lender or the transferee, execute new Notes to the order of such Lender and/or the transferee, as applicable, in exchange for the surrendered Note or Notes. Such new Note or Notes shall be in an aggregate principal amount equal to the unpaid aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of the assignment and shall otherwise be in substantially the form of Exhibit C.

          Section 8.9    Binding Effect;
Governing Law. This Agreement constitutes the complete and final expression of the parties' agreement with respect to the matters set forth herein and supersedes all oral negotiations and prior writings in respect of such matters. This
Agreement and the Notes shall be governed by, and construed in accordance with, the laws and decisions of the State of New
York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 8.10   WAIVER OF TRIAL
BY JURY; SUBMISSION TO JURISDICTION.  THE
BORROWER AND EACH LENDER EACH HEREBY
AGREES TO WAIVE ANY RIGHT TO TRIAL BY JURY
OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF
ACTION ARISING UNDER OR IN CONNECTION WITH
THIS AGREEMENT OR ANY FINANCING AGREEMENT,
WHETHER SOUNDING IN TORT, CONTRACT OR
OTHERWISE.  THE BORROWER HEREBY CONSENTS
TO THE JURISDICTION OF ANY LOCAL OR
FEDERAL COURT LOCATED WITHIN THE STATE OF
NEW YORK AND WAIVES ANY OBJECTION WHICH
BORROWER MAY HAVE BASED ON IMPROPER VENUE
OR FORUM NON CONVENIENS TO THE CONDUCT OF
ANY PROCEEDING IN ANY SUCH COURT; NOTHING
IN THIS SECTION 8.10 SHALL AFFECT EITHER
LENDER'S RIGHT TO BRING ANY ACTION OR
PROCEEDING AGAINST THE BORROWER OR ITS
PROPERTY IN THE COURTS OF ANY OTHER
JURISDICTION.

          Section 8.11   Term.  This
Agreement shall become effective when
executed and delivered by the parties
hereto and shall expire upon that date
occurring on or after the Termination Date when each Lender has received indefeasible payment in full in cash of the Obligations owed to it. Notwithstanding the foregoing, the Borrower's agreement to indemnify the Lenders under Section 8.6 shall survive the termination of this Agreement.

          Section 8.12   Headings.
Article and Section headings in this
Agreement are included for convenience of reference only and shall not affect any construction or interpretation of this
Agreement.

          Section 8.13  Counterparts.
This Agreement may be executed by the
parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

          Section 8.14  Termination of
Original Agreement.  The Borrower, Aegis
Capital, AAC and the Lenders all hereby
agree that, upon the execution, delivery and effectiveness of that certain Master
Amendment to the Retained Yield Loan
Agreements, dated as of the date hereof
(the "Master Amendment"), among III
Finance, the Borrower and Aegis Consumer
Finance, Inc., the provisions of the
Original Agreement not expressly
incorporated by reference in the Master
Amendment shall terminate and be of no
further force or effect and the provisions of the Original Agreement expressly incorporated by reference in the Master
Amendment shall continue in full force and effect thereunder.


          Section 8.15  Physical Damage
Insurance. The Lenders hereby acknowledge that the Borrower may, subject to further business and legal analysis, commence offering financing to its Car Buyers for physical damage insurance charges, which financing would be offered on an elective and not forced basis. In such event, if the Borrower so requests, and so long as no Default or Event of Default has occurred and is then continuing, the Lenders agree to negotiate in good faith with respect to modifying this Agreement in order to accommodate such business plan, including a possible modification of the definition of "Outstanding Balance" to include such physical damage insurance charges; provided, however, that (x) no party hereto shall have any liability for failing to reach a final agreement on such issues and (y) the Lenders shall have no obligation to negotiate with respect to such issues unless the Borrower shall have first demonstrated to the Lenders' reasonable satisfaction that the financing of such insurance charges and the inclusion of such charges in the amounts financed under this Agreement (i) will be permitted under all applicable state laws,
(ii) will not have any material impact on the payment and performance of the Receivables by the Car Buyers, (iii) will be permitted under the Underwriting
Criteria and (iv) will not adversely
affect the obligations of the Risk Default
Insurers or the rights of the Lenders with respect to the RDI Policies.

          IN WITNESS WHEREOF, the parties
hereto have caused this Agreement to be
executed by their respective officers
thereunto duly authorized, as of the date first written above.


                              III FINANCE
LTD.


By______________________________
                                Name:
                                Title:



                              III GLOBAL
LTD.


By______________________________
                                Name:
                                Title:



                             AEGIS AUTO FINANCE, INC.


By______________________________
Name:
Title:



AEGIS CAPITAL MARKETS, INC.,
for purposes
of Section 8.16 hereof


By______________________________
Name:
Title:



AEGIS ACCEPTANCE CORP.,
for purposes
of Section 8.16 hereof


By______________________________
Name:
Title:

              TABLE OF CONTENTS

Section                                  Page


ARTICLE I

     DEFINITIONS . . . . . . . . . . . . . .2
     Section 1.1  General Terms. . . . . . .2
     Section 1.2  Terms Defined in Uniform
          Commercial Code. . . . . . . . . 15
     Section 1.3  Accounting Terms . . . . 15
     Section 1.4  Other Terms. . . . . . . 15
     Section 1.5 Preliminary Statement . . 15

ARTICLE II

     LOANS AND INTEREST. . . . . . . . . . 15
     Section 2.1  Loans. . . . . . . . . . 15
     Section 2.2  Making the Loans . . . . 16
     Section 2.3  Notes. . . . . . . . . . 17
     Section 2.4  Interest . . . . . . . . 18
     Section 2.5  Repayments; Prepayments. 18
     Section 2.6. Increased Costs, Capital
          Adequacy . . . . . . . . . . . . 20
     Section 2.7  Taxes. . . . . . . . . . 21
     Section 2.8  Sharing of Payments.
          Etc. . . . . . . . . . . . . . . 22

ARTICLE III

     CONDITIONS TO LENDING . . . . . . . . 22
     Section 3.1  Conditions Precedent to
          this Agreement . . . . . . . . . 22
     Section 3.2  Conditions Precedent to
          All Loans. . . . . . . . . . . . 23

ARTICLE IV

     REPRESENTATIONS AND WARRANTIES. . . . 24
     Section 4.1  Corporate Existence. . . 24
     Section 4.2  Corporate Authority; No
          Conflicts. . . . . . . . . . . . 24
     Section 4.3  Financial Condition. . . 25
     Section 4.4  Litigation . . . . . . . 25
     Section 4.5  Compliance with Laws and
          Regulations. . . . . . . . . . . 25
     Section 4.6  Title to Receivables . . 25
     Section 4.7  No Defaults. . . . . . . 26
     Section 4.8  Taxes. . . . . . . . . . 26
     Section 4.9  Margin Stock . . . . . . 26
     Section 4.10  Investment Company Act. 26
     Section 4.11  Disclosure. . . . . . . 26
     Section 4.12  ERISA . . . . . . . . . 27
     Section 4.13  Dealer Agreements . . . 27

ARTICLE V

     COVENANTS . . . . . . . . . . . . . . 27
     Section 5.1  Reports/Financial
          Information. . . . . . . . . . . 27
     Section 5.2  Notices. . . . . . . . . 28
     Section 5.3  Corporate Existence;
          Compliance with Laws . . . . . . 29
     Section 5.4  Indebtedness; Liens;
          Sales of Assets. . . . . . . . . 29
     Section 5.5  Compliance with
          Financing Agreements . . . . . . 29
     Section 5.6  Books and Records; Right
          of Inspection. . . . . . . . . . 29
     Section 5.7  Further Assurances . . . 30
     Section 5.8  Maintenance of Insurance 30
     Section 5.9  Servicing Agreement. . . 30
     Section 5.10  Merger; Consolidation,
          Etc. . . . . . . . . . . . . . . 31
     Section 5.11  Use of Proceeds . . . . 31
     Section 5.12  Actions with Respect to
          Receivables. . . . . . . . . . . 31
     Section 5.13  Change of Principal
          Office . . . . . . . . . . . . . 32
     Section 5.14  Net Worth . . . . . . . 32

ARTICLE VI

     COLLATERAL. . . . . . . . . . . . . . 32
     Section 6.1  Security Interest. . . . 32
     Section 6.2  Release of Security
          Interest . . . . . . . . . . . . 33
     Section 6.3  Power of Attorney. . . . 34
     Section 6.4  Representations and
          Warranties with Respect to
          Collateral . . . . . . . . . . . 35
     Section 6.5  Covenants with Respect
          to Collateral. . . . . . . . . . 36
     Section 6.6  Release of Receivables
          and Liens with Respect to
          Automobiles. . . . . . . . . . . 36
     Section 6.7  Depository Account . . . 36
     Section 6.8  Pledge of Stock. . . . . 38

ARTICLE VII

     DEFAULT; REMEDIES . . . . . . . . . . 38
     Section 7.1  Events of Default. . . . 38
     Section 7.2  Remedies . . . . . . . . 42

ARTICLE VIII

     MISCELLANEOUS . . . . . . . . . . . . 43
     Section 8.1  Amendments, etc. . . . . 43
     Section 8.2  Notices. . . . . . . . . 43
     Section 8.3  Survival of
          Representations and Warranties . 45
     Section 8.4  No Waiver; Remedies. . . 45
     Section 8.5  Costs and Expenses . . . 45
     Section 8.6  Relationship; Indemnity. 46
     Section 8.7  Successors and Assigns;
          Assignment . . . . . . . . . . . 46
     Section 8.8    Registered Obligations 46
     Section 8.9    Binding Effect;
          Governing Law. . . . . . . . . . 47
     Section 8.10   WAIVER OF TRIAL BY
          JURY; SUBMISSION TO
          JURISDICTION . . . . . . . . . . 47
     Section 8.11   Term . . . . . . . . . 48
     Section 8.12   Headings . . . . . . . 48
     Section 8.13  Counterparts. . . . . . 48
     Section 8.14  Termination of Original
          Agreement. . . . . . . . . . . . 48
     Section 8.15  Physical Damage
          Insurance. . . . . . . . . . . . 48